UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 31, 2025

Gevo, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35073	87-0747704
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

345 Inverness Drive South, Building C, Suite 310 Englewood, CO 80112
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 858-8358

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.01 per share	GEVO	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 3, 2025, Gevo, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report the completion of its acquisition (the “Red Trail Energy Acquisition”) on January 31, 2025, of substantially all of the assets, and certain assumed liabilities, of Red Trail Energy, LLC (“Red Trail Energy”), pursuant to an Asset Purchase Agreement by and among the Company and its wholly owned subsidiaries Richardton CCS, LLC (“R-CCS”) and Net-Zero Richardton, LLC (“NZ-R” and together with R-CCS, the “Buyers”), and Red Trail Energy. Upon completion of the Red Trail Energy Acquisition, the acquired assets and assumed liabilities were owned by the Buyers. The Company is filing this Amendment No. 1 to the Initial Form 8-K to include the historical financial statements of Red Trail Energy and pro forma condensed combined financial information required to be filed under Item 9.01 of Form 8-K. The disclosure included in the Initial Form 8-K otherwise remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited financial statements of Red Trail Energy, LLC as of September 30, 2024 and 2023 and for each of the three years ended September 30, 2024 are attached as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements and related notes as of and for the period ended December 30, 2024, giving effect to the Red Trail Energy Acquisition, are attached as Exhibit 99.2 to this Current Report Form 8-K/A and are incorporated by reference herein.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of Eide Bailly LLP
99.1	Audited financial statements for Red Trail Energy, LLC as of September 30, 2024 and 2023 and for each of the three years ended September 30, 2024 (incorporated by reference to Part II, Item 8 of Red Trail Energy, LLC’s Annual Report on Form 10-K filed on January 15, 2025 (File No. 000-52033))
99.2	Unaudited pro forma condensed combined financial statements and related notes as of and for the year ended December 31, 2024
104	Cover Page Interactive Data File (embedded as Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEVO, INC.

Dated: April 16, 2025	By:	/s/ E. Cabell Massey
E. Cabell Massey
Vice President, Legal and Corporate Secretary